UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2013

INTELIQUENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street

9th Floor

Chicago, Illinois 60661

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 13, 2013, Inteliquent, Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) stating that it was not in compliance with Nasdaq Listing Rule 5250(c)(1) for failure to file timely with the Securities and Exchange Commission (the “Commission”) its Quarterly Report on Form 10-Q for the period ended June 30, 2013. The quarterly report was required to be filed by the Company on or before August 9, 2013 to be timely filed with the Commission. Pursuant to the letter, the Company is required to submit to Nasdaq a plan to regain compliance with Nasdaq’s continued listing standards no later than October 14, 2013. The Company intends to file its Quarterly Report on Form 10-Q for the period ended June 30, 2013 with the Commission as soon as practicable and well in advance of the October 14, 2013 due date for the plan. The Company expects to be in compliance with Nasdaq’s continued listing standards thereafter.

On August 15, 2013, the Company issued a press release announcing the receipt of the deficiency letter, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

This report contains “forward-looking statements” that involve substantial risks and uncertainties. All statements, other than statements of historical fact, included in this report are forward-looking statements. The words “anticipates,” “believes,” “efforts,” “expects,” “estimates,” “intends,” “may,” “projects,” “proposed,” “plans,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements included in this report may relate to, but are not limited to, statements regarding the Company’s expected compliance with Nasdaq Listing Rules and the Company’s continued listing on The Nasdaq Global Market. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. Factors that might cause such differences include, but are not limited to, factors included in the Company’s reports filed with the Commission, particularly in the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the period ended December 31, 2012, as such risk factors may be updated from time to time in subsequent reports. Furthermore, such forward-looking statements speak only as of the date of this report. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document

99.1	Press release dated August 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELIQUENT, INC.

/s/ Richard L. Monto
Date: August 15, 2013	Name:	Richard L. Monto
	Title:	General Counsel, Senior Vice President and Corporate Secretary